SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2003

IMH ASSETS CORP. (as depositor under a Series 2003-1 Indenture dated as of
January 30, 2003, providing for, inter alia, the issuance of Collateralized
Asset-Backed Bonds Series 2003-1)

                                IMH Assets Corp.
             (Exact name of registrant as specified in its charter)

        CALIFORNIA                     333-100890              33-0705301
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
     of Incorporation)                 File Number)        Identification No.)

1401 Dove Street                                                  92660
Newport Beach, California                                       (Zip Code)
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

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Item 2.  Acquisition or Disposition of Assets.

            For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                     Exhibit No.             Description
                     -----------             -----------

                     3.1                     Amended and Restated Trust
                                             Agreement, dated as of January 30,
                                             2003, among IMH Assets Corp., as
                                             Depositor, Wilmington Trust
                                             Company, as Owner Trustee and
                                             Deutsche Bank National Trust
                                             Company, as Certificate Registrar
                                             and Certificate Paying Agent,
                                             Collateralized Asset-Backed Bonds,
                                             Series 2003-1.

                     Exhibit No.             Description
                     -----------             -----------

                     4.1                     Indenture dated as of January 30,
                                             2003, between Impac CMB Trust
                                             Series 2003-1, as Issuer and
                                             Deutsche Bank National Trust
                                             Company, as Indenture Trustee,
                                             Collateralized Asset-Backed Bonds,
                                             Series 2003-1.

                     Exhibit No.             Description
                     -----------             -----------

                     99.1                    Servicing Agreement, dated as of
                                             January 30, 2003, between Impac
                                             Funding Corporation (formerly known
                                             as ICI Funding Corporation), as
                                             Master Servicer, Impac CMB Trust
                                             Series 2003-1, as Issuer and
                                             Deutsche Bank National Trust
                                             Company, as Indenture Trustee,
                                             Collateralized Asset-Backed Bonds,
                                             Series 2003-1.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                IMH ASSETS CORP.


                                By:      /s/ Richard J. Johnson
                                   ---------------------------------------------
                                Name: Richard J. Johnson
                                Title: Chief Financial Officer

Dated: February 14, 2003

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                                  EXHIBIT INDEX

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
                       Item 601(a) of           Sequentially
Exhibit                Regulation S-K           Numbered
Number                 Exhibit No.              Description                             Page
------                 -----------              -----------                             ----

3.1                    Amended and Restated Trust Agreement, dated as of January
                       30, 2003, among IMH Assets Corp., as Depositor,
                       Wilmington Trust Company, as Owner Trustee and Deutsche
                       Bank National Trust Company, as Certificate Registrar and
                       Certificate Paying Agent, Collateralized Asset-Backed
                       Bonds, Series 2003-1.

4.1                    Indenture dated as of January 30, 2003, between Impac CMB
                       Trust Series 2003-1, as Issuer and Deutsche Bank National
                       Trust Company, as Indenture Trustee, Collateralized
                       Asset-Backed Bonds, Series 2003-1.

99.1 Servicing Agreement, dated as of January 30, 2003, between Impac Funding Corporation (formerly known as ICI
                       Funding Corporation), as Master Servicer, Impac CMB Trust
                       Series 2003-1, as Issuer and Deutsche Bank National Trust
                       Company, as Indenture Trustee, Collateralized
                       Asset-Backed Bonds, Series 2003-1.